UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
On May 26, 2016, KBS Real Estate Investment Trust II, Inc. (the “Company”) issued a press release announcing that while the special committee of the Company’s board of directors continues to explore strategic alternatives for the Company, it has determined that it would be in the best interests of the Company and its stockholders to market for sale the Company’s assets. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filings made under the Exchange Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Press Release dated May 26, 2016
Cautionary Note Regarding Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Although the Special Committee has engaged Evercore to assist the Company and the Special Committee with the exploration of strategic alternatives for the Company, the Company is not obligated to enter into any particular transaction or any transaction at all. Further, although the Company has begun the process of exploring strategic alternatives and intends to market for sale the Company’s assets, there is no assurance that this process will result in stockholder liquidity, or provide a return to stockholders that equals or exceeds the Company’s estimated value per share. The Company does not expect to provide additional updates regarding its review of strategic alternatives until such time, if any, that it is prepared to announce a material transaction or to conclude the strategic review. Forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and lease rates at its real estate properties; the borrower under the Company’s real estate loan investment continuing to make required payments under the loan documents; the ability of the borrower to maintain occupancy levels and lease rates at the property securing the Company’s real estate loan investment; the Company’s ability to successfully dispose of some of its assets at the times and the prices it expects; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: May 26, 2016	BY:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer